Exhibit 10.3

THIS SECURITY (AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY) HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES

PANACEA LIFE SCIENCES, INC.

Warrant To Purchase Series B Preferred Stock

Warrant No.: 2019-1

Date of Issuance: December 3, 2019

Panacea Life Sciences, Inc., a Colorado corporation (the “Company”), hereby certifies that, for value received, 22ND CENTURY GROUP, INC., a Nevada corporation (“Holder”), is entitled to purchase, at the Exercise Price (as defined below) per Warrant Share (as defined below) at any time on or following the Exercise Trigger Date (defined below) up to that number of shares of the Series B Preferred Stock, subject to adjustment as herein provided (as so adjusted from time to time, the “Warrant Shares”) that would constitute (i) when issued and when added to the shares of Series B Preferred Stock previously issued to the Holder pursuant to that certain Series B Preferred Stock Purchase Agreement, and (ii) after taking into account the redemption of the Company Common Stock in accordance Section 1(f) hereof, fifty one percent (51%) of the outstanding shares of capital stock of the Company on a fully-diluted basis, that is, treating as outstanding for this purpose all shares of capital stock issuable upon exercise or conversion of outstanding warrants, debentures, options, purchase rights or convertible securities (whether or not exercisable or convertible as of the date hereof), as of the date of exercise.

1.	EXERCISE OF WARRANT.

Duration. This Warrant shall be exercisable by the registered holder thereof on any Business Day on or following the Exercise Trigger Date.

Exercise. Subject to the provisions of this Warrant, on or following the Exercise Trigger Date, the holder shall have the right to purchase from the Company (and the Company shall be obligated to issue and sell to such holder) at the Exercise Price per share, the number of fully paid and non-assessable Warrant Shares up to the maximum amount described in Section 1 of this Warrant. The Warrant shall be exercisable upon the earlier of (i) the five-year anniversary of the Date of Issuance, and (ii) the first day of the fiscal year of the Company immediately following the Company achieving at least $200 million in gross revenues (calculated in accordance with accounting principles generally accepted in the United States of America) for two (2) consecutive fiscal years (the “Exercise Trigger Date”). This Warrant shall continue to be exercisable on or following the Exercise Trigger Date.

Exercise Price. For purposes of this Warrant, “Exercise Price” means a price per Warrant Share equal to $2.344, subject to adjustment as provided herein.

Manner of Exercise. Subject to the terms and conditions hereof, this Warrant may be exercised by the Holder on any day on or following the Exercise Trigger Date, in whole or in part, by delivery (whether via facsimile, email, or otherwise) of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant. Within three (3) Business Day following an exercise of this Warrant as aforesaid, the Holder shall deliver payment to the Company in any of the following forms (in the Holder’s sole discretion, subject to Section 1(f) below) (i) cash by wire transfer of immediately available funds, (ii) shares of XXII Common Stock or (iii) a combination of cash by wire transfer of immediately available funds and shares of XXII Common Stock, in any each case, equal to the Exercise Price in effect on the date of such exercise multiplied by the number of Warrant Shares as to which this Warrant was so exercised (the “Aggregate Exercise Price”). The Holder shall not be required to deliver the original of this Warrant in order to effect an exercise hereunder. Execution and delivery of an Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original of this Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares. Execution and delivery of an Exercise Notice for all of the then-remaining Warrant Shares shall have the same effect as cancellation of the original of this Warrant after delivery of the Warrant Shares in accordance with the terms hereof. On or before the second (2nd) Business Day following the date on which the Company has received such Exercise Notice and payment of the Aggregate Exercise Price for the number of Warrant Shares for which this Warrant was so exercised, the Company shall issue and deliver to the Holder or, at the Holder’s instruction pursuant to the Exercise Notice, the Holder’s agent or designee, in each case, sent by reputable overnight courier to the address as specified in the applicable Exercise Notice, a certificate, registered in the Company’s share register in the name of the Holder or its designee (as indicated in the applicable Exercise Notice), for the number of shares of Series B Preferred Stock to which the Holder is entitled pursuant to such exercise. Upon delivery of an Exercise Notice and payment of the Aggregate Exercise Price for the number of Warrant Shares for which this Warrant was so exercised, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the certificates evidencing such Warrant Shares.

XXII Common Stock. If upon exercise of this Warrant in accordance with Section 1(d) hereof the Holder determines (in its sole discretion) to pay all or a portion of the Aggregate Exercise Price by delivering to the Company shares of XXII Common Stock, the value of each share of XXII Common Stock shall be equal to the 30-day VWAP on the date of exercise; provided that in no event shall the value of each share of XXII Common Stock be less than $1.00.

Redemption of Company Common Stock. Promptly, and in any event within five (5) Business Days following any exercise of this Warrant (subject to any applicable holding period), the Company shall redeem shares of Company Common Stock beneficially owned by Quintel. The shares of Company Common Stock shall be redeemed by the Company by exchanging the cash and/or shares of XXII Common Stock received by the Company, as applicable, as payment of all or a portion of the Aggregate Exercise Price. Each share of Company Common Stock to be redeemed shall be valued at the Exercise Price and each share of XXII Common Stock shall be valued at the 30-day VWAP on the date of exercise; provided that in no event shall the value of each share of XXII Common Stock be less than $1.00.

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Principal Market Regulation. The Holder shall only issue shares of XXII as payment of the Aggregate Exercise Price in an amount that would not cause the Company to breach its obligations under the rules or regulations of the Principal Trading Market (the “Exchange Cap”), except that such limitation shall not apply in the event that XXII (i) obtains the approval of its stockholders as required by the applicable rules of the Principal Trading Market for issuances of XXII Common Stock in excess of such amount, or (ii) obtains a written opinion from outside counsel to XXII that such approval is not required, which opinion shall be reasonably satisfactory to the Company. Until such approval or written opinion is obtained, the Holder shall not issue to the Company, upon exercise of this Warrant or issuance under the Purchase Agreement, shares of XXII Common Stock in an amount greater than the Exchange Cap.

Partial Exercise. The Warrant shall be exercisable at any time on or following the Exercise Trigger Date, either as an entirety or for part only of the number of Warrant Shares evidenced by this Warrant. If less than all of the Warrant Shares evidenced by this Warrant are exercised at any time on or following the Exercise Trigger Date in exchange for payment of the Exercise Price for such Warrant Shares, the Company shall issue, at its expense, a new Warrant, in substantially the form of this Warrant, for the remaining number of Warrant Shares evidenced by this Warrant.

Insufficient Authorized Shares. From and after the Issuance Date, the Company shall at all times keep reserved for issuance under this Warrant a number of shares of Series B Preferred Stock as shall be necessary to satisfy the Company’s obligation to issue shares of Series B Preferred Stock hereunder. If, notwithstanding the foregoing, and not in limitation thereof, at any time while this Warrant remains outstanding the Company does not have a sufficient number of authorized and unreserved shares of Series B Preferred Stock to satisfy its obligation to reserve for issuance upon exercise of this Warrant (the “Required Reserve Amount”), then the Company shall promptly take all action necessary to increase the Company’s authorized shares of Series B Preferred Stock, as applicable, to an amount sufficient to allow the Company to reserve the Required Reserve Amount.

2.       ADJUSTMENT OF EXERCISE PRICE. Without limiting any provision of Section 3, if the Company, at any time after the Issuance Date, (i) pays a stock dividend on one or more classes of its then outstanding shares of Series B Preferred Stock or Company Common Stock, or otherwise makes a distribution on any class of capital stock that is payable in shares of Series B Preferred Stock or Company Common Stock, (ii) subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its then outstanding shares of Series B Preferred Stock or Company Common Stock into a larger number of shares or (iii) combines (by combination, reverse stock split or otherwise) one or more classes of its then outstanding shares of Series B Preferred Stock or Company Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Series B Preferred Stock or Company Common Stock, as applicable, outstanding immediately before such event and of which the denominator shall be the number of shares of Series B Preferred Stock or Company Common Stock, as applicable, outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this paragraph occurs during the period that an Exercise Price is used in any calculation hereunder, then in such calculation such Exercise Price shall be adjusted appropriately to reflect such event.

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3.	FUNDAMENTAL TRANSACTIONS.

Fundamental Transactions. Prior to the consummation of each Fundamental Transaction pursuant to which holders of shares of Series B Preferred Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Series B Preferred Stock (a “Corporate Event”), the Company shall make appropriate provision to insure that the Holder will thereafter have the right to receive upon an exercise of this Warrant at any time after the consummation of the applicable Fundamental Transaction, in lieu of the shares of the Series B Preferred Stock (or other securities, cash, assets or other property) issuable upon the exercise of the Warrant prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of the applicable Fundamental Transaction had this Warrant been exercised immediately prior to the applicable Fundamental Transaction (without regard to any limitations on the exercise of this Warrant). Provision made pursuant to the preceding sentence shall be in a form and substance reasonably satisfactory to the Holder.

(b)       Application. The provisions of this Section 3 shall apply similarly and equally to successive Fundamental Transactions and Corporate Events.

4. CERTAIN EVENTS. If any event occurs as to which the other provisions of Sections 2 and 3 are not strictly applicable but the lack of any adjustment would not fairly protect the purchase rights of the Holder of this Warrant in accordance with the basic intent and principles of such provisions, or if strictly applicable would not fairly protect the purchase rights of the Holder of this Warrant in accordance with the basic intent and principles of such provisions, then at the request of the Holder the Company shall appoint a firm of independent certified public accountants of recognized national standing reasonably satisfactory to the Holder, which shall give their opinion upon the adjustment, if any, on a basis consistent with the basic intent and principles established in the other provisions of Sections 2 and 3, necessary to preserve, without dilution, the exercise rights of the registered holder of this Warrant. Upon receipt of such opinion, the Company shall forthwith make the adjustments described therein.

5.       REPRESENTATIONS AND WARRANTIES OF HOLDER. The Holder hereby represents and warrants to the Company that:

(a)        Holder acknowledges that this Warrant is issued to the Holder in reliance upon the Holder’s representation to the Company that this Warrant will be acquired for investment for the Holder’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. Holder further represents that the Holder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to this Warrant.

(b)       Holder is an investor in securities of companies in the development stage and acknowledges that it, he or she is able to fend for itself, himself or herself, can bear the economic risk of its, his or her investment, and has such knowledge and experience in financial or business matters that it, he or she is capable of evaluating the merits and risks of the investment in this Warrant. Holder also represents it, he or she has not been organized solely for the purpose of acquiring this Warrant.

(c)       Holder is an “accredited investor” within the meaning of Rule 501 of Regulation D, as presently in effect, as promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Act.

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(d)       Holder understands that this Warrant is characterized as a “restricted security” under the federal securities laws inasmuch as it is being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, Holder represents that it is familiar with Rule 144 as promulgated by the SEC under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

6.       NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of the Company’s articles of incorporation, the Company’s bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Series B Preferred receivable upon the exercise of this Warrant above the Exercise Price then in effect and (ii) shall take all such actions as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Series B Preferred Stock upon the exercise of this Warrant.

7.       WARRANT HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, the Holder, solely in its capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in its capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which it is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 7, the Company shall provide the Holder with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

8.       REISSUANCE OF WARRANTS.

(a)       Transfer of Warrant. If this Warrant is to be transferred, the Holder shall surrender this Warrant to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 8(d)), registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less than the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant (in accordance with Section 8(d)) to the Holder representing the right to purchase the number of Warrant Shares not being transferred.

(b)       Lost, Stolen or Mutilated Warrant. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder satisfactory to the Company and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant (in accordance with Section 8(d)) representing the right to purchase the Warrant Shares then underlying this Warrant.

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(c)       Exchangeable for Multiple Warrants. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Warrant or Warrants (in accordance with Section 8(d)) representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender; provided, however, no warrants for fractional shares of Series B Preferred Stock shall be given.

(d)       Issuance of New Warrants. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant (i) shall be of like tenor with this Warrant, (ii) shall represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Sections 8(a) or 8(c), the Warrant Shares designated by the Holder which, when added to the number of shares of Series B Preferred Stock underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date, and (iv) shall have the same rights and conditions as this Warrant.

9.       NOTICES. Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Warrant shall be in writing to the addresses set forth on the signature pages hereof and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with an internationally recognized overnight courier, specifying next day delivery, with written verification of receipt.

10.       NOTICES OF CERTAIN CORPORATE ACTIONS. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Warrant, including in reasonable detail a description of such action and the reason therefor. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) immediately upon each adjustment of the Exercise Price and the number of Warrant Shares, setting forth in reasonable detail, and certifying, the calculation of such adjustment(s) and (ii) at least fifteen (15) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the shares of Series B Preferred Stock, (B) with respect to any grants, issuances or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to holders of shares of Series B Preferred Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder and (iii) at least ten (10) Business Days prior to the consummation of any Fundamental Transaction.

11.       AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of this Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

12.       SEVERABILITY. If any provision of this Warrant is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Warrant so long as this Warrant as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

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13.       GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of Law provision or rule (whether of the State of Delaware or any other jurisdiction).

14.       REMEDIES, CHARACTERIZATION, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder to pursue actual damages for any failure by the Company to comply with the terms of this Warrant. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, exercises and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Warrant shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required. The Company shall provide all information and documentation to the Holder that is requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Warrant. The issuance of shares and certificates for shares as contemplated hereby upon the exercise of this Warrant shall be made without charge to the Holder or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the Holder or its agent on its behalf.

15.       TRANSFER. This Warrant may not be offered for sale, sold, transferred or assigned by the Holder except in a manner consistent with the restrictive legend on the first page of this Warrant; provided, however, that no such assignment shall relieve the Holder of its obligations hereunder if such assignee fails to perform such obligations.

16.       CERTAIN DEFINITIONS. For purposes of this Warrant, the following terms shall have the following meanings:

(a)       “30-day VWAP” means, as of any date, the volume weighted average price per share of the XXII Common Stock on the Principal Trading Market (as reported by Bloomberg L.P. (or its successor) or, if not available, by another authoritative source mutually agreed by the Company and the Holder) from 9:30 a.m. (New York City time) on the Trading Day that is thirty (30) Trading Days preceding such date to 4:00 p.m. (New York City time) on the last Trading Day immediately preceding such date.

(b)       “Affiliate” means any person or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person or entity, as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Holder, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Holder will be deemed to be an Affiliate of such Holder.

(c)       “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in the city of New York, New York are authorized or required by law to remain closed.

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(d)       “Company Common Stock” means the common stock, par value $0.01 per share of the Company.

(e)       “Convertible Securities” means any stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Company Common Stock or Series B Preferred Stock.

(f)       “Fundamental Transaction” means that (i) the Company or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, (1) consolidate or merge with or into (whether or not the Company or any of its subsidiaries is the surviving corporation) any other Person, or (2) sell, lease, license, assign, transfer, convey or otherwise dispose of all or substantially all of its respective properties or assets to any other Person, or (3) allow any other Person to make a purchase, tender or exchange offer that is accepted by the holders of more than 50% of the outstanding shares of Voting Stock of the Company (not including any shares of Voting Stock of the Company held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (4) consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with any other Person whereby such other Person acquires more than 50% of the outstanding shares of Voting Stock of the Company (not including any shares of Voting Stock of the Company held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination), or (5) reorganize, recapitalize or reclassify the Company Common Stock, or (ii) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations promulgated thereunder) other than Quintel or the Holder, or Affiliates of either, is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of greater than 50% of the aggregate ordinary voting power represented by issued and outstanding Voting Stock of the Company.

(g)       “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.

(h)       “Options” means any rights, warrants or options to subscribe for or purchase shares of Company Common Stock or Convertible Securities.

(i)       “Principal Trading Market” means the trading market on which the XXII Common Stock is primarily listed on and quoted for trading, and which, as of the Issue Date is The NYSE American.

(j)       “Quintel” means Quintel-MC, Incorporated, a Colorado corporation.

(k)       “Series B Preferred Stock” means the series B preferred stock, par value $0.01 per share, of the Company.

(l)       “Series B Preferred Stock Purchase Agreement” means the Series B Preferred Stock Purchase Agreement, dated as of December 3, 2019, by and between the Company and the Holder.

(m)       “Voting Stock” of a Person means capital stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power to elect, or the general power to appoint, at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not at the time capital stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

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(n)       “Trading Day” means a day on which the Principal Trading Market is open for trading.

(o)       “XXII Common Stock” means the common stock, par value $ $0.00001 per share of XXII.

[signature page follows]

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IN WITNESS WHEREOF, the Company and the Holder have caused this Warrant to Purchase Capital Stock to be duly executed as of the Issuance Date set out above.

PANACEA LIFE SCIENCES, INC.

By:	/s/ Leslie Buttorff
	Name:	Leslie Buttorff
	Title:	CEO

Address:
16194 W 45th Ave
Golden, CO 80403

22ND CENTURY GROUP, INC.

By:	/s/ Clifford B. Fleet
	Name:	Clifford B. Fleet
	Title:	President and CEO

Address:
8560 Main Street
Suite 4
Williamsville, New York 14221

EXHIBIT A

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS

WARRANT TO PURCHASE SERIES B PREFERRED STOCK

PANACEA LIFE SCIENCES, INC.

The undersigned holder hereby exercises the right to purchase _________________ of the shares of Series B Preferred Stock (“Warrant Shares”) of Panacea Life Sciences, Inc., a Colorado corporation (the “Company”), evidenced by Warrant No. _______ (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1.       Payment of Exercise Price. The Holder shall pay the Aggregate Exercise Price in the sum of $___________________ to the Company in accordance with the terms of the Warrant. The Aggregate Purchase Price shall be delivered as follows:

[___] Exercise for Cash

[___] Exercise for shares of Holder Common Stock

[___] Exercise for a combination of Cash and Holder Common Stock

2.       Delivery of Warrant Shares. The Company shall deliver to Holder, or its designee or agent as specified below, ___________ shares of Series B Preferred Stock in accordance with the terms of the Warrant. Delivery shall be made to Holder, or for its benefit, to the following address:

_______________________

_______________________

_______________________

_______________________

3.       Redemption. Pursuant to Section 4(f) of the Warrant, the Company will redeem ______________ shares of Company Common Stock beneficially owned by Quintel within two (2) Business Days following any exercise of the Warrant.

Date: _______________ __, ______

Name of Registered Holder

By:
Name:
Title: